SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                  May 28, 1998
                Date of Report (Date of earliest event reported)




                            Empire of Carolina, Inc.
             (Exact name of registrant as specified in its charter)




           Delaware                   1-7909                    13-2999480
(State or other jurisdiction      (Commission                  (IRS Employer
         of incorporation)         File Number)              Identification No.)



          5150 Linton Boulevard, 5th Floor, Delray Beach, Florida 33484
                   (Address of principal executive offices)     (Zip Code)



                                 (561) 498-4000
                         (Registrant's telephone number)

Item 2.  Acquisition or Disposition of Assets.

         On April 10, 1998, the Company executed a Share Purchase Agreement, whereby the Company agreed to purchase from the Shareholders of Apple Sports, Inc. and Apple Golf Shoes, Inc. (the "Apple Companies") all of their capital stock representing all of the outstanding capital stock of the Apple Companies (the "Acquisition"), in exchange for the issuance of 5 million shares of the Company, reimbursement of certain transfer and other fees of approximately $325,000 and, under certain circumstances, the issuance of additional shares of Common Stock.

         On May 28, 1998, the Company held its annual meeting and its stockholders voted to approve the Acquisition. Approval of the Acquisition by the stockholders of the Company was not required by the General Corporation Law of the State of Delaware or by the Company's Certificate of Incorporation or By-Laws, as amended. However, the rules of the American Stock Exchange, Inc. (the "AMEX"), on which the Company's Common Stock is listed for trading, require stockholder approval, where additional shares are to be issued as sole or partial consideration for an acquisition of the stock of another company under certain circumstances.

         On May 28, 1998, the Company consummated the transactions contemplated by the Share Purchase Agreement. On May 28, 1998, in connection with the consumation of the Acquisition, the Apple Companies' existing $15 million credit facility with Citibank, N.A. was replaced with a $12 million facility from LaSalle National Bank on substantially similar terms.

Terms of the Acquisition

         Under the terms of the Share Purchase Agreement, Empire acquired all of the issued and outstanding shares of capital stock of each of the Apple Companies, for consideration equal to an aggregate of 5,000,000 shares of the Company's Common Stock (the "Initial Payment Shares"), subject to increase as described below. In the event that during the Adjustment Period (defined below) the closing daily market price of the Company's Common Stock trading on the AMEX or on any nationally recognized stock exchange (including The Nasdaq Stock Market or the New York Stock Exchange) (an "Exchange") shall not be at a price of $2.00 per share or higher for each of 45 consecutive stock trading days, then Empire shall be obligated to pay additional consideration in the amount of 1,153,846 shares of Empire Common Stock (the "Additional Payment Shares" and, together with the Initial Payment Shares, the "Payment Shares"), thereby bringing the number of shares of Empire Common Stock paid for the Acquisition to the aggregate of 6,153,846. For reference, the closing price per share of the Common Stock on the AMEX on April 15, 1998 was $1.25 per share.

         On or before August 26, 1998, Empire shall cause to be filed, and use its best efforts to have declared effective, a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for an offering to be made on a delayed or continuous basis permitting sales of the Payment Shares in dealer transactions or in any other transfer for consideration not involving an underwritten public offering, and Empire shall pay all expenses of registration in connection with the Registration Statement.

         The Adjustment Period is the period of time commencing on the first trading date after the date on which the Registration Statement is declared effective by the Securities and Exchange Commission and the Payment Shares in question are deemed fully transferable on an Exchange (the "Effective Date") and ending on the first calendar anniversary of the Effective Date; provided, however, that if the Effective Date shall not have occurred within 90 days of the closing date of the Acquisition (the "Closing Date"), the Adjustment Period shall mean a period of 365 days commencing on the 91st day after the Closing Date.

         If the Effective Date shall not have occurred on or prior to 90 days after the Closing Date, the Apple Company Shareholders shall have the right (the "Put Right") to require Empire to repurchase up to an aggregate of 500,000 of the Payment Shares at a price of $2.00 per share for a total of up to $1,000,000. Any exercise of the Put Right will reduce the number of Additional Payment Shares issuable as consideration in the Acquisition by the percentage determined by multiplying (x) 100 by (y) the quotient of the number of Payment Shares as to which the Put Right is exercised divided by 500,000. The complete Share Purchase Agreement is attached hereto as Exhibit 2.1.

         The consideration payable by Empire described above was determined in arms'-length negotiations by the Board of Directors of Empire and the Apple Company Shareholders. In determining the consideration, the Board of Directors and Apple Company Shareholders considered, among other factors, the Apple Companies' history of growth and profitability, the growth potential of the golf industry and the prospects of Empire and the Apple Companies on a combined basis. The funds used to pay for the transfer fees and other fees due at closing were paid from the Company's working capital.

Dilution of Existing Stockholders

         The exchange of shares of Common Stock of the Company for shares of the Apple Companies caused substantial dilution to the voting power and interests of current Empire stockholders. The issuance of the Payment Shares pursuant to the Share Purchase Agreement may also adversely affect the market price of the Company's securities. Based on the 7,848,761 shares of Empire Common Stock outstanding as of April 15, 1998, the issuance of the Initial Payment Shares and the Additional Payment Shares will equal approximately 39% and 44% of the Common Stock outstanding respectively and approximately 11% and 14% respectively, on a fully diluted basis, assuming the exercise of issued and outstanding options, the exercise of outstanding warrants and the conversion of issued and outstanding preferred stock.

Consolidated Business of Apple Sports, Inc. and Apple Golf Shoes,
Inc.

         The Apple Companies are privately held golf products companies engaged in the development, marketing and sale of golf footware and golf related accessories.

         Apple Sports, Inc. and Apple Golf Shoes, Inc. are the exclusive United States licensees of golf accessory products and golf shoes for Wilson(R) Sporting Goods Inc., one of the most recognized names in golf. The Apple Companies' broad range of golf products include shoes, pull carts, gloves, head covers, spikes, tees, umbrellas and many other accessory items. The Apple Companies also sell golf accessories under the Dorson(R) brand, which has been a recognized name in golf accessories since the 1940s.

         Apple Golf Shoes, Inc. offers a variety of golf related footware for men and women. Its primary competitors are major footware manufacturing companies, including Dexter, Etonic, Foot Joy and Nike. Apple Sports, Inc.'s competes with other golf accessory companies, including Gold Eagle, Dennco, and Ajay Sports, which sells products under license from Spalding.

         The Apple Companies source their products both domestically and overseas. The majority of its products are manufactured in the Far East (principally China, Indonesia, Thailand and Taiwan). The Apple Companies sell their products in the United States (90%) and internationally. Customers include sporting goods chains (40%), mass merchandisers (40%), pro shops and other golf product retailers (20%). The pro shop accounts are managed by commissioned manufacturers' representatives, whereas mass merchandisers and sporting goods chains are managed by the Apple Companies sales personnel in concert with manufacturers' representatives.

         The Company intends to continue to operate the businesses of the Apple Companies and to use the assets of the Apples Companies in furtherance of such operations.

Apple Sports, Inc. Capital Stock

         Apple Sports, Inc.'s authorized capital stock consists of 200 shares of Common Stock, no par value. Immediately prior to the Acquisition, 100 shares of Common Stock were outstanding. The following shares were acquired from their respective owners of record: 70 shares from Mark Rose Companies Ltd.; 5 shares from E. Joy Rose; 15 shares from Timothy Moran; 5 shares from Robert A. Wertley; and 5 shares from Mark S. Rose.

Apple Golf Shoes, Inc. Capital Stock

         Apple Golf Shoes, Inc.'s authorized capital stock consists of 200 shares of Common Stock, no par value. Immediately prior to the Acquisition, 100 shares of Common Stock were outstanding. The following shares were acquired from their respective owners of record: 25 shares from Timothy Moran; 5 shares from Robert A. Wertley; 23 1/3 shares from Robert A. Wertley; as Trustee for Mark Rose Irrevocable Trust f/b/o Bridget A. Moran; 23 1/3 from Robert A. Wertley, as Trustee for Mark Rose Irrevocable Trust f/b/o Stacy Dugan; and 23 1/3 shares from Robert A. Wertley, as Trustee for Mark Rose Irrevocable Trust f/b/o Baylee Shea Rose.

Interest of Certain Persons in the Acquisition; Certain Affiliated Transactions

         Timothy Moran, the President and Chief Executive Officer of Empire, is also the President, Chief Operating Officer and a significant stockholder of the Apple Companies. In connection with the Acquisition, Mr. Moran received twenty percent of the Payment Shares. Additionally, Mr. Moran and Mark Rose, formerly the majority stockholder of the Apple Companies, each owns 50,000 shares of Empire Series A Preferred Stock and holds warrants to acquire 50,000 shares of Common Stock. There are no past, present or proposed material contracts, agreements, arrangements, understandings, negotiations or transactions between Empire and the Apple Companies during the periods for which financial statements are presented or incorporated by reference. In addition, Timothy Moran was elected to Empire's Board of Directors on the May 28, 1998.


Item 5.  Other Events.

         On June 1, Empire of Carolina, Inc. issued the press release attached hereto as Exhibit 99, which press release is hereby incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

         Paragraph (a). Below are the financial statements of the Apple Companies required herein.

                            FINANCIAL STATEMENTS OF

                               APPLE SPORTS INC.

                               APPLE SPORTS INC.
                                AND SUBSIDIARIES

                              FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

                      APPLE SPORTS, INC. AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                                PAGE
                                                                                                                -----
Independent Auditor's Report...............................................................................        1

Consolidated Balance Sheet.................................................................................        2

Consolidated Statement of Income and Retained Earnings.....................................................        3

Consolidated Statement of Cash Flows.......................................................................        4

Notes to Consolidated Financial Statements.................................................................        5

STEVEN J. ZAFFOS
CERTIFIED PUBLIC ACCOUNTANT

5 EVON DRIVE
SYOSSET, NEW YORK 11791-6311
- ----------------------------
TELEPHONE (516) 364-4028

Board of Directors and Shareholders
Apple Sports, Inc. and Subsidiaries
1 Roebling Court
Ronkonkoma, NY 11779

                          INDEPENDENT AUDITOR'S REPORT

    I have audited the accompanying consolidated balance sheets of Apple Sports, Inc. and Subsidiaries (a subsidiary of Mark Rose Companies, Ltd.) as of December 31, 1996, and the related consolidated statements of income and retained earnings, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these consolidated financial statements based on my audit.

    I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

    In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Apple Sports, Inc. and Subsidiaries at December 31, 1996, and the results of their operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    My audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The schedules of consolidated cost of sales, selling expenses and administrative expenses are presented for purposes of additional analysis and are not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in my opinion, are fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

March 12, 1997

/s/ STEVEN J. ZAFFOS
- ----------------------------
Steven J. Zaffos

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                            AS OF DECEMBER 31, 1996

                                     ASSETS

CURRENT ASSETS
  Cash.........................................................................  $   41,563
Accounts Receivable, less allowances ($74,387).................................   3,604,685
  Inventory....................................................................   3,410,596
  Deferred income tax benefit..................................................     227,979
  Prepaid expenses.............................................................     145,675
  Prepaid income taxes.........................................................       4,808
                                                                                 ----------
TOTAL CURRENT ASSETS...........................................................   7,435,306
                                                                                 ----------
PROPERTY AND EQUIPMENT, NET....................................................     785,826
                                                                                 ----------
OTHER ASSETS
  Loans receivable--affiliated company.........................................   2,933,420
  Goodwill, less amortization ($478,878).......................................     393,521
                                                                                 ----------
TOTAL OTHER ASSETS.............................................................   3,326,941
TOTAL ASSETS...................................................................  11,548,073
                                                                                 ==========

                           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable.............................................................  $  141,742
  Accrued expenses.............................................................     433,704
  Taxes payable, other than income.............................................       2,774
  Income taxes payable.........................................................      88,374
                                                                                 ----------
TOTAL CURRENT LIABILITIES......................................................     666,594
                                                                                 ----------
OTHER LIABILITIES
  Note payable bank............................................................   4,124,661
                                                                                 ----------
TOTAL OTHER LIABILITIES........................................................   4,124,661
                                                                                 ----------
TOTAL LIABILITIES..............................................................   4,791,255
                                                                                 ----------
SHAREHOLDERS' EQUITY
  Common stock, no par, 200 shares authorized, 100 shares issued and
    outstanding................................................................         100
  Additional paid in capital...................................................   1,000,000
  Retained earnings............................................................   5,756,718
                                                                                 ----------
TOTAL SHAREHOLDERS' EQUITY.....................................................   6,756,818
                                                                                 ----------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY.......................................  11,548,073
                                                                                 ==========

                 See Independent Auditor's Report and Footnotes

                      APPLE SPORTS, INC. AND SUBSIDIARIES

             CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS

                     FOR THE YEAR ENDING DECEMBER 31, 1996

NET SALES...................................................................... $17,046,789

COST OF SALES..................................................................  10,875,343
                                                                                 ----------

GROSS MARGIN...................................................................   6,171,446
                                                                                 ----------

EXPENSES
  Selling......................................................................   2,414,570
  Administrative...............................................................   1,706,147
  Interest.....................................................................     501,935
                                                                                 ----------
TOTAL EXPENSES.................................................................   4,622,652
                                                                                 ----------

OPERATING INCOME...............................................................   1,548,794

OTHER INCOME...................................................................     729,913
                                                                                 ----------

INCOME BEFORE INCOME TAXES.....................................................   2,278,707

PROVISION FOR INCOME TAXES.....................................................     854,114
                                                                                 ----------

NET INCOME.....................................................................   1,424,593

RETAINED EARNINGS
  BEGINNING OF YEAR............................................................   4,332,125
                                                                                 ----------
  END OF YEAR..................................................................   5,756,718
                                                                                 ==========

                 See Independent Auditor's Report and Footnotes

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                     FOR THE YEAR ENDING DECEMBER 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income....................................................................  $1,424,593

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED FROM OPERATING
  ACTIVITIES:
  Depreciation and amortization.................................................     390,714
  (Recovery) Provision for bad debt.............................................     (56,511)
  Increase in income tax benefit................................................    (117,282)

CHANGE IN ASSETS AND LIABILITIES:
  Increase in accounts receivable...............................................     (59,499)
  Decrease in inventory.........................................................   1,473,259
  Decrease in prepaid income taxes..............................................       5,958
  Decrease in prepaid expenses..................................................      68,404
  Increase in accounts payable..................................................      90,622
  Decrease in accrued expenses..................................................     (73,848)
  Increase in taxes payable, other than income..................................       2,679
  Increase income taxes payable.................................................      81,432
                                                                                  ----------

TOTAL ADJUSTMENTS...............................................................   1,805,928
                                                                                  ----------

NET CASH PROVIDED BY OPERATING ACTIVITIES.......................................   3,230,521
                                                                                  ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Payment for purchase of property and equipment................................     (17,166)
                                                                                  ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Loans receivable, affiliated company..........................................    (862,472)
  Payments to related parties...................................................    (902,057)
  Payment of bank note..........................................................  (1,511,339)
                                                                                  ----------

NET CASH USED IN FINANCING ACTIVITIES...........................................  (3,275,868)

NET DECREASE IN CASH............................................................     (62,513)

CASH BEGINNING OF YEAR..........................................................     104,076
                                                                                  ----------

CASH END OF YEAR................................................................      41,563
                                                                                  ==========


                 See Independent Auditor's Report and Footnotes

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

    Apple Sports, Inc. (the "Company") is in the business of distributing sporting goods, primarily golf accessories. The Company has a license agreement for the marketing of Wilson Sporting Goods Co. golf accessories, which expires on December 31, 2000.

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    a.  Principles of consolidation

    The consolidated statements include the accounts of the Company and its wholly owned subsidiaries, Dorson Sports, Inc., Kingsley Golf Co. Inc., and Lee Richards, Inc. All material intercompany accounts and transactions have been eliminated.

    b.  Inventory

    Inventories are stated at the lower of cost or market, using the first-in first-out method.

    c.  Property and equipment

    Property and equipment are carried at cost less accumulated depreciation and amortization. (See Note 4, below.)

    d.  Depreciation and amortization

    Provision for depreciation and amortization is computed on the straight-line method over the estimated useful lives of the assets, or lease term if shorter.

    e.  Goodwill

    Goodwill, costs in excess of net assets acquired, is being amortized over twenty years.

    f.  Lease commitments

    Rent expense is recognized on a straight-line basis over the term of the lease.

NOTE 2: PREPAID INCOME TAXES

    Prepaid income taxes of $4,808 represents an overpayment of current income taxes, which is being applied to the subsequent year.

NOTE 3: DEFERRED INCOME TAX BENEFIT

    The amount for deferred income tax asset of $339,821 is a result of temporary differences reported differently for financial reporting and tax purposes relating to inventory capitalization, allowance for uncollectible accounts, depreciation methods, and lease commitments.

                        See Independent Auditor's Report

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1996

NOTE 4: PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost and are summarized as follows:

Furniture and equipment.........................................  $ 577,773
Transportation equipment........................................    204,623
Leasehold improvements..........................................    827,129
                                                                  ---------
Total...........................................................  1,609,525
Less accumulated depreciation...................................    823,699
                                                                  ---------
Net book value..................................................    785,826
                                                                  =========

NOTE 5: NOTE PAYABLE, BANK

    Revolving credit agreement

    On November 20, 1995, the Company revised its revolving credit agreement with Citibank, N.A., which commits it to lend up to $15 Million. The terms of the credit agreement provide that interest on borrowings be the lender's base rate. Under the credit agreement, the Company is currently required to pay fees of 1/4 of 1% per annum on the average daily unused portion of the lending commitment.

    All borrowings under the credit agreement are due no later than 364 days from the effective date of the revised agreement. There is an option to extend the agreement for four (4) successive one-year periods. The intent of all parties is to extend the agreement for all periods accordingly.

    The credit agreement requires the Company to maintain stated minimum net worth, net profit and current ratio levels. In addition, the credit agreement forbids the declaration or payment of any cash dividends without the written consent of the bank. At December 31, 1996, the Company was not in compliance with all the covenants under the credit agreement. The Company was in default of the covenant requiring a stated minimum net earnings. The lending institution has issued as waiver with regard to this loan covenant default. There are no compensating balance requirements under the credit agreement.

    The revolving credit agreement is collateralized by the assets of the Company and guaranteed by its shareholders and officers. Apple Golf Shoes, Inc., an affiliated company, is a party to and guarantor of the credit agreement. (See
Note 6).

NOTE 6: RELATED PARTY TRANSACTIONS

    a.  Loans receivable, affiliated company

    The Company has made certain advances to an affiliated company, Apple Golf Shoes, Inc. These advances are the primary source of the affiliated company's financing. The affiliated company is a party to and a guarantor of the revolving credit agreement referred to in Note 5. The advances bear interest at the rate charged by the lending institution.

                        See Independent Auditor's Report

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1996

NOTE 6: RELATED PARTY TRANSACTIONS (CONTINUED)
    The affiliated company has paid a management fee equal to 10.5% of its sales. The fee for year ending December 31, 1996, amounted to $285,241. The affiliated company also paid interest on the outstanding balance of these advances equal to the lender's base rate. The amount of interest income received by the Company for the year ending December 31, 1996, amounted to $258,683.

b.  Operating leases

    The Company leases its office and warehouse facilities located in Ronkonkoma, New York from a related party, pursuant to an operating lease expiring on January 31, 2001. The Company is responsible for real estate taxes and other operating expenses.

    Operating lease expenses are allocated to an affiliated company based upon estimated square footage used to warehouse inventory and maintain office facilities.

    The minimum future rental payments under the operating lease are as follows:

DECEMBER 31,
- --------------------------------------------------------------------------------
1997............................................................................  $    343,187
1998............................................................................       347,923
1999............................................................................       352,684
2000............................................................................       357,700
2001............................................................................        29,843
                                                                                  $  1,431,337
                                                                                  ============

    Rent expense for the year ending December 31, 1996 amounted to $238,938.

NOTE 7: INCOME TAXES

    The components of income tax expense are:

Currently payable
    Federal.......................................................  $ 808,325
    State.........................................................    145,113
                                                                    ---------
                                                                      953,438
Deferred income taxes benefit
    Federal.......................................................    (71,723)
    State.........................................................    (27,601)
                                                                    ---------
                                                                      (99,324)
Total provision for income taxes..................................  $ 854,114
                                                                    =========

NOTE 8: SIGNIFICANT CUSTOMERS--SUPPLIERS

    a.  Customers

                        See Independent Auditor's Report

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1996

NOTE 8: SIGNIFICANT CUSTOMERS--SUPPLIERS (CONTINUED)
    The Company sells a substantial amount of goods to major national retailers and chains. These amounts represent 72.16% of total revenues. As of December 31, 1996, 73.63% of trade accounts receivable are from these customers.

    b.  Suppliers

    The company purchases a substantial amount of goods from major foreign suppliers. These amounts represent 75.77% of total purchases.

NOTE 9: ROYALTY AGREEMENT

    Pursuant to the Company's Trademark License Agreement with Wilson Sporting Goods Co., it is obligated to pay a stated percentage of royalties of certain net sales against minimum guarantees. The amount of royalties paid in 1997 amounted to $892,998.

    The minimum future royalty payments under the current licensing agreement are as follows:

DECEMBER 31,
- --------------------------------------------------------------------------------
1997............................................................................  $    700,000
1998............................................................................       750,000
1999............................................................................       775,000
2000............................................................................       800,000
                                                                                  ------------
                                                                                  $  3,025,000
                                                                                  ============

NOTE 10: COMMITMENTS AND CONTINGENT LIABILITIES

    a.  Employment contract

    The Company has entered into an employment contract with its president, which provides for a minimum annual salary of $70,000, adjusted for cost of living changes and incentives based upon the Company's attainment of specified levels of pretax earnings.

    b.  Contingent liabilities

    The Company has a contingent liability of $1,396,440 as of December 31, 1996 for commercial letters of credit incurred in the normal course of business.

NOTE 11: EMPLOYEE SAVINGS AND RETIREMENT PLAN

    a.  401(k) cash or deferred arrangement

    The Company adopted a 401(k) savings and retirement plan in January 1995. The plan covers all employees who are 18 years of age or older and who have been employed for one year. The Company's retirement and savings plan contribution is a 25% matching contribution for all eligible employees. Company matching contributions for the year amounted to $12,162.

                        See Independent Auditor's Report

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1996

NOTE 11: EMPLOYEE SAVINGS AND RETIREMENT PLAN (CONTINUED)
    b.  Profit sharing plan

    On January 1, 1995, the Company set up a non-contributory profit sharing plan for the benefit of all eligible employees. The contribution, if made, will be allocated to all eligible employees in the ratio of each employee's earnings to the total earnings of all participants. In 1997, there were no contributions made to this plan.

                        See Independent Auditor's Report

                               APPLE SPORTS INC.
                                AND SUBSIDIARIES
                              FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

                      APPLE SPORTS, INC. AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                                PAGE
                                                                                                                -----
Independent Auditor's Report...............................................................................       1

Consolidated Balance Sheet.................................................................................       2

Consolidated Statement of Income and Retained Earnings.....................................................       3

Consolidated Statement of Cash Flows.......................................................................       4

Notes to Consolidated Financial Statements.................................................................       5

STEVEN J. ZAFFOS
CERTIFIED PUBLIC ACCOUNTANT



5 EVON DRIVE
SYOSSET, NEW YORK 11791-6311


- -------------------------------


TELEPHONE (516) 364-4028


Board of Directors and Shareholders
Apple Sports, Inc. and Subsidiaries
1 Roebling Court
Ronkonkoma, NY 11779

                          INDEPENDENT AUDITOR'S REPORT

    I have audited the accompanying consolidated balance sheets of Apple Sports, Inc. and Subsidiaries as of December 31, 1997, and the related consolidated statements of income and retained earnings, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these consolidated financial statements based on my audit.

    I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

    In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Apple Sports, Inc. and Subsidiaries at December 31, 1997, and the results of their operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    My audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The schedules of consolidated cost of sales, selling expenses and administrative expenses are presented for purposes of additional analysis and are not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in my opinion, are fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

March 3, 1998

/s/ STEVEN J. ZAFFOS
- ----------------------------
Steven J. Zaffos

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                            AS OF DECEMBER 31, 1997

                                     ASSETS

CURRENT ASSETS
  Cash.........................................................................  $   18,888
  Accounts Receivable, less allowances ($100,883)..............................   5,698,074
  Inventory....................................................................   4,273,071
  Deferred income tax benefit..................................................     339,821
  Prepaid expenses.............................................................      87,137
  Related party receivable.....................................................      10,312
  Prepaid income taxes.........................................................      15,341
                                                                                 ----------
TOTAL CURRENT ASSETS...........................................................  10,442,644
                                                                                 ==========

PROPERTY AND EQUIPMENT, NET....................................................     489,687
                                                                                 ----------
OTHER ASSETS
  Loans receivable-affiliated company..........................................   2,477,119
  Goodwill, less amortization ($478,878).......................................     351,977
                                                                                 ----------
TOTAL OTHER ASSETS.............................................................   2,829,096
                                                                                 ----------
TOTAL ASSETS...................................................................  13,761,427
                                                                                 ==========

                           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable.............................................................  $  319,569
  Accrued expenses.............................................................     452,416
  Note payable bank............................................................   4,254,246
  Taxes payable, other than income.............................................         331
  Income taxes payable.........................................................      38,014
                                                                                 ----------
TOTAL CURRENT LIABILITIES......................................................   5,064,576
                                                                                 ----------
SHAREHOLDERS' EQUITY
  Common stock, no par, 200 shares authorized, 100 shares issued and
    outstanding................................................................         100
  Additional paid in capital...................................................   1,000,000
  Retained earnings............................................................   7,696,751
                                                                                 ----------
TOTAL SHAREHOLDERS' EQUITY.....................................................   8,696,851
                                                                                 ----------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY.......................................  13,761,427
                                                                                 ==========

   The accompanying notes are an integral part of these financial statements

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF INCOME AND

                               RETAINED EARNINGS


                     FOR THE YEAR ENDING DECEMBER 31, 1997


NET SALES...................................................................... $21,827,644
COST OF SALES..................................................................  13,722,670
                                                                                 ----------
GROSS MARGIN...................................................................   8,104,974

EXPENSES
  Selling......................................................................   2,812,398
  Administrative...............................................................   2,247,056
  Interest.....................................................................     375,018
                                                                                 ----------
TOTAL EXPENSES.................................................................   5,434,472
                                                                                 ----------
OPERATING INCOME...............................................................   2,670,502

OTHER INCOME...................................................................     504,514
                                                                                 ----------
INCOME BEFORE INCOME TAXES.....................................................   3,175,016

PROVISION FOR INCOME TAXES.....................................................   1,234,985
                                                                                 ----------
NET INCOME.....................................................................   1,940,031

RETAINED EARNINGS
  BEGINNING OF YEAR............................................................   5,756,720
                                                                                 ----------
  END OF YEAR..................................................................   7,696,751
                                                                                 ==========

   The accompanying notes are an integral part of these financial statements

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                           CONSOLIDATED STATEMENT OF

                                   CASH FLOWS


                     FOR THE YEAR ENDING DECEMBER 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income....................................................................  $1,940,031
                                                                                  ----------
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED FROM OPERATING
  ACTIVITIES:
  Depreciation and amortization.................................................     368,457
  Provision for bad debt........................................................      26,496
  Increase in income tax benefit................................................    (111,842)
CHANGE IN ASSETS AND LIABILITIES:
  Increase in accounts receivable...............................................  (2,119,885)
  Increase in inventory.........................................................    (862,475)
  Increase in prepaid income taxes..............................................     (10,533)
  Decrease in prepaid expenses..................................................      58,538
  Increase in accounts payable..................................................     177,827
  Increase in accrued expenses..................................................      18,712
  Decrease in taxes payable, other than income..................................      (2,443)
  Decrease income taxes payable.................................................     (50,360)
                                                                                  ----------
TOTAL ADJUSTMENTS...............................................................  (2,507,508)
                                                                                  ----------
NET CASH USED IN OPERATING ACTIVITIES...........................................    (567,477)
                                                                                  ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Payment for purchase of property and equipment................................     (30,772)
                                                                                  ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Loans receivable, affiliated company..........................................     456,301
  Payments to related parties...................................................     (10,312)
  Proceeds from bank note.......................................................     129,585
                                                                                  ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES.......................................     575,574
                                                                                  ----------
NET DECREASE IN CASH............................................................     (22,675)

CASH BEGINNING OF YEAR..........................................................      41,563
                                                                                  ----------
CASH END OF YEAR................................................................      18,888
                                                                                  ==========

   The accompanying notes are an integral part of these financial statements

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1997.

    Apple Sports, Inc. (the "Company") is in the business of distributing sporting goods, primarily golf accessories. The Company has a license agreement for the marketing of Wilson Sporting Goods Co. golf accessories, which expires on December 31, 2000.

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    a.  Principles of consolidation

    The consolidated statements include the accounts of the Company and its wholly owned subsidiaries, Dorson Sports, Inc., Kingsley Golf Co. Inc., and Lee Richards, Inc. All material intercompany accounts and transactions have been eliminated.

    b.  Inventory

    Inventories are stated at the lower of cost or market, using the first-in first-out method.

    c.  Property and equipment

    Property and equipment are carried at cost less accumulated depreciation and amortization. (See Note 4, below.)

    d.  Depreciation and amortization

    Provision for depreciation and amortization is computed on the straight-line method over the estimated useful lives of the assets, or lease term if shorter.

    e.  Goodwill

    Goodwill, costs in excess of net assets acquired, is being amortized over twenty years.

    f.  Lease commitments

    Rent expense is recognized on a straight-line basis over the term of the lease.

    g.  Use of Estimates

    The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: PREPAID INCOME TAXES

    Prepaid income taxes of $15,341 represents an overpayment of current income taxes, which is being applied to the subsequent year.

NOTE 3: DEFERRED INCOME TAX BENEFIT

    The amount for deferred income tax asset of $339,821 is a result of temporary differences reported differently for financial reporting and tax purposes relating to inventory capitalization, allowance for uncollectible accounts, depreciation methods, and lease commitments.

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1997.

NOTE 4: PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost and are summarized as follows:

Furniture and equipment.........................................  $ 582,296
Transportation equipment........................................    204,057
Leasehold improvements..........................................    827,129
                                                                  ---------
Total...........................................................  1,613,482
Less accumulated depreciation...................................  1,123,795
                                                                  ---------
Net book value..................................................    489,687
                                                                  =========

NOTE 5: NOTE PAYABLE, BANK

REVOLVING CREDIT AGREEMENT

    On November 20, 1995, the Company revised its revolving credit agreement with Citibank, N.A., which commits it to lend up to $15 Million. The terms of the credit agreement provide that interest on borrowings be the lender's base rate. Under the credit agreement, the Company is currently required to pay fees of 1/4 of 1% per annum on the average daily unused portion of the lending commitment.

    All borrowings under the credit agreement are due no later than 364 days from the effective date of the revised agreement. There is an option to extend the agreement for four (4) successive one-year periods. The intent of management is to renew the agreement for an additional period in the event that the merger arrangement, as discussed in Note 12 below, is not consummated.

    The credit agreement requires the Company to maintain stated minimum net worth, net profit and current ratio levels. In addition, the credit agreement forbids the declaration or payment of any cash dividends without the written consent of the bank. At December 31, 1997, the Company was in compliance with all the covenants under the credit agreement. There are no compensating balance requirements under the credit agreement.

    The revolving credit agreement is collateralized by the assets of the Company and guaranteed by its shareholders and officers. Apple Golf Shoes, Inc., an affiliated company, is a party to and guarantor of the credit agreement. (See
Note 6).

NOTE 6: RELATED PARTY TRANSACTIONS

    a.  Loans receivable, affiliated company

    The Company has made certain advances to an affiliated company, Apple Golf Shoes, Inc. These advances are the primary source of the affiliated company's financing. The affiliated company is a party to and a guarantor of the revolving credit agreement referred to in Note 5. The advances bear interest at the rate charged by the lending institution.

    The affiliated company has paid a management fee equal to 10.5% of its sales. The fee for year ending December 31, 1997, amounted to $232,308. The affiliated company also paid interest on the outstanding balance of these advances equal to the lender's base rate. The amount of interest income received by the Company for the year ending December 31, 1997, amounted to $239,320.

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1997.

NOTE 6: RELATED PARTY TRANSACTIONS (CONTINUED)
    b.  Operating leases

    The Company leases its office and warehouse facilities located in Ronkonkoma, New York from a related party, pursuant to an operating lease expiring on January 31, 2001. The Company is responsible for real estate taxes and other operating expenses.

    Operating lease expenses are allocated to an affiliated company based upon estimated square footage used to warehouse inventory and maintain office facilities.

    The minimum future rental payments under the operating lease are as follows:

DECEMBER 31,
- ------------------------------------------------------------------------------------
1998................................................................................       347,923
1999................................................................................       352,684
2000................................................................................       357,700
2001................................................................................        29,843
                                                                                      ------------
                                                                                      $  1,088,150
                                                                                      ============

    Rent expense for the year ending December 31, 1997 amounted to $241,919.

NOTE 7: INCOME TAXES

    The components of income tax expense are

Currently payable
  Federal.......................................................  $1,133,204
  State.........................................................     211,004
                                                                   ---------
                                                                   1,344,209
Deferred income taxes benefit
  Federal.......................................................     (96,589)
  State.........................................................     (12,635)
                                                                   ---------
                                                                    (109,224)
                                                                  ----------
Total provision for income taxes................................  $1,234,985
                                                                  ==========

NOTE 8: SIGNIFICANT CUSTOMERS--SUPPLIERS

    a.  Customers

    The Company sells a substantial amount of goods to major national retailers and chains. These amounts represent 77.10% of total revenues. As of December 31, 1997, 81.39% of trade accounts receivable are from these customers.

    b.  Suppliers

    The company purchases a substantial amount of goods from major foreign suppliers. These amounts represent 78.41% of total purchases.

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1997.

NOTE 9: ROYALTY AGREEMENT

    Pursuant to the Company's Trademark License Agreement with Wilson Sporting Goods Co., it is obligated to pay a stated percentage of royalties of certain net sales against minimum guarantees. The amount of royalties paid in 1997 amounted to $1,131,730.

    The minimum future royalty payments under the current licensing agreement are as follows:

DECEMBER 31,
- ------------------------------------------------------------------------------------
1998................................................................................       750,000
1999................................................................................       775,000
2000................................................................................       800,000
                                                                                      ------------
                                                                                      $  2,325,000
                                                                                      ============

NOTE 10: COMMITMENTS AND CONTINGENT LIABILITIES

    a.  Employment contract

    The Company has entered into an employment contract with its president, which provides for a minimum annual salary of $70,000, adjusted for cost of living changes and incentives based upon the Company's attainment of specified levels of pretax earnings.

    b.  Contingent liabilities

    The Company has a contingent liability of $571,645 as of December 31, 1997 for commercial letters of credit incurred in the normal course of business.

    c.  Litigation

    The Company is a defendant in legal proceedings that arose from a claim for damages for losses suffered in a fire at the Company's place of business. The ultimate disposition is not presently determinable. Management does not expect the outcome to have an adverse effect on the Company's financial position. The potential loss for an unfavorable result in this matter would be $1,565,704.

NOTE 11: EMPLOYEE SAVINGS AND RETIREMENT PLAN

    a.  401(k) cash or deferred arrangement

    The Company adopted a 401(k) savings and retirement plan in January 1995. The plan covers all employees who are 18 years of age or older and who have been employed for one year. The Company's retirement and savings plan contribution is a 25% matching contribution for all eligible employees. Company matching contributions for the year amounted to $13,344.

    b.  Profit sharing plan

    On January 1, 1995, the Company set up a non-contributory profit sharing plan for the benefit of all eligible employees. The contribution, if made, will be allocated to all eligible employees in the ratio of each employee's earnings to the total earnings of all participants. In 1997, there were no contributions made to this plan.

                      APPLE SPORTS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1997.

NOTE 12: SUBSEQUENT EVENTS

    The Company is currently negotiating a merger arrangement with a manufacturer of children's toys. Under a letter of intent, Empire of Carolina, Inc. will acquire 100% of the Company's stock.

                       APPLE SPORTS, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEET
                                 March 31, 1998
                                   (Unaudited)
                       (In thousands except per share)


ASSETS
Current Assets:
  Cash and cash equivalents                                        $       44
  Accounts receivable, less allowances ($103)                           4,820
  Inventories, net                                                      5,062
  Prepaid expenses and other current assets                               100
  Deferred income taxes                                                   340
                                                                   ----------
          Total current assets                                         10,366

Property, plant and equipment, net                                        436
Excess cost over fair value of net assets acquired, net                   342
Loan receivable - related party                                         3,124
                                                                   ----------
                                                                   $   14,268
                                                                   ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Notes payable and current portion of long-term debt              $    3,739
  Accounts payable - trade                                                682
  Other accrued liabilities                                               801
                                                                   ----------
          Total current liabilities                                     5,222
                                                                   ----------

Commitments and Contingencies (Note 3)
Stockholders' Equity:
  Common stock, no par value, 200 shares authorized, 100 shares
    issued and outstanding                                                 --
  Additional paid-in capital                                            1,000
  Retained earnings                                                     8,046
                                                                   ----------
          Total stockholders' equity                                    9,046
                                                                   ----------
                                                                   $   14,268
                                                                   ==========

            See notes to consolidated condensed financial statements.

                       APPLE SPORTS, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                    For the Three Months Ended March 31, 1998
                                   (Unaudited)
                         (In thousands except per share)




Net Sales                                     $ 4,909

Cost of Sales                                   3,460
                                              -------
Gross Profit                                    1,449

Selling and Administrative Expense                793
                                              -------

Operating Income                                  656

Interest Expense                                  (82)
                                              -------

Earnings Before Income Taxes                      574

Income Tax Expense                                224
                                              -------

Net Income                                      $ 350
                                              =======


            See notes to consolidated condensed financial statements.

                       APPLE SPORTS, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
                        Three Months Ended March 31, 1998
                                   (Unaudited)
                                 (In thousands)


Cash Flows From Operating Activities:
Net income                                                           $ 350
Adjustments to reconcile net loss to net cash provided by
operating activities:
  Depreciation and amortization                                         70
  Changes in assets and liabilities                                    773
                                                                   -------
         Net cash provided by operating activities                   1,193
                                                                   -------

Cash Flows From Investing Activities:
  Capital expenditures                                                  (6)
                                                                   -------
          Net cash used in investing activities                         (6)
                                                                   -------

Cash Flows From Financing Activities:
  Repayments of note payable                                          (515)
  Increase in related party receivable                                (647)
                                                                   -------
          Net cash used in financing activities                     (1,162)
                                                                   -------

Net Increase in Cash and Cash Equivalents                               25

Cash and Cash Equivalents, Beginning of Period                          19
                                                                   -------
Cash and Cash Equivalents, End of Period                              $ 44
                                                                   =======

Supplemental Disclosures of Cash Flow Information:
   Cash paid during the period for:
      Interest                                                        $ 87
      Income taxes, (net of refunds)                                    68


            See notes to consolidated condensed financial statements.

                       APPLE SPORTS, INC. AND SUBSIDIARIES

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                        Three Months Ended March 31, 1998
                                   (Unaudited)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The consolidated condensed financial statements included herein have been prepared by the Company, without audit. Certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations; however, the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these condensed financial statements be read in conjunction with the Company's financial statements and the notes thereto included in the Proxy Statement of Empire of Carolina, Inc.

      In the opinion of management, the information contained in this report reflects all adjustments necessary to present fairly the results for the interim periods presented.

      Principles of consolidation - The consolidated statements include the accounts of the Company and its wholly owned subsidiaries, Dorson Sports, Inc., Kingsley Golf Co. Inc., and Lee Richards, Inc. All material intercompany accounts and transactions have been eliminated.

      Inventory - Inventories are stated at the lower of cost or market, using the first-in first-out method. All inventories at March 31, 1998 are finished goods.

      Property and equipment - Property and equipment are carried at cost less accumulated depreciation and amortization.

      Depreciation and amortization - Provision for depreciation and amortization is computed on the straight-line method over the estimated useful lives of the asset, or lease term if shorter.

      Goodwill - Goodwill, costs in excess of net assets acquired, is being amortized over twenty years.

      Lease commitments - Rent expense is recognized on a straight-line basis over the term of the lease.

      Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.


2. NOTE PAYABLE

      The Company has a revolving credit agreement with Citibank, N.A., which commits it to lend up to $15 million. The terms of the credit agreement provide that interest on borrowings be the lender's base rate. Under the credit agreement, the Company is currently required to pay fees of 1/4 of 1% per annum on the average daily unused portion of the lending commitment.

      All borrowings under the credit agreement are due no later than 364 days from the effective date of the revised agreement. There is an option to extend the agreement for four (4) successive one-year periods.

      The credit agreement requires the Company to maintain stated minimum net worth, net profit and current ratio levels. In addition, the credit agreement forbids the declaration or payment of any cash dividends without the written consent of the bank. At March 31, 1998, the Company was in compliance with all the covenants under the credit agreement. There are no compensating balance requirements under the credit agreement.

      The revolving credit agreement is collateralized by the assets of the Company and guaranteed by its shareholders and officers. Apple Golf Shoes, Inc., an affiliated company, is a party to and guarantor of the credit agreement.


3. COMMITMENTS AND CONTINGENCIES

      Royalty agreement - Pursuant to the Company's Trademark License Agreement with Wilson Sporting Goods Co., it is obligated to pay a stated percentage of royalties of certain net sales against minimum guarantees. The Company has been approved for a five (5) year extension on the license agreement.

      Letters of Credit - The Company had outstanding commitments under letters of credit incurred in the normal course of business totaling approximately $1,607,000 at March 31, 1998 compared to $572,000 at December 31, 1997.

      Litigation - The Company is a defendant in legal proceedings that arose from a claim for damages for losses suffered in a fire at the Company's place of business. The ultimate disposition is not presently determinable. Management does not expect the outcome to have an adverse effect on the Company's financial position. The potential loss for an unfavorable result in this matter would be $1,565,704.


4.  SUBSEQUENT EVENTS

      The Company has completed the merger arrangement with a manufacturer of children's toys. Under a letter of intent, Empire of Carolina, Inc. will acquire 100% of the Company's stock. In April, a definitive share purchase agreement to acquire the stock of Apple Sports, Inc. and its subsidiaries was signed. On May 28, 1998, Empire of Carolina's shareholders approved the acquisition of Apple Sports, Inc. and its subsidiaries. Closing on the acquisition is pending issuance of common stock needed to purchase the assets of Apple Sports, Inc. and its subsidiaries.

      The Company has acquired a new banking facility with LaSalle National Bank and has paid off the banking facility with Citibank, N.A.

                            FINANCIAL STATEMENTS OF

                             APPLE GOLF SHOES, INC.

                             APPLE GOLF SHOES INC.

                              FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

                    APPLE GOLF SHOES, INC. AND SUBSIDIARIES
                              FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                                PAGE
                                                                                                                -----
Independent Auditor's Report...............................................................................           1

Balance Sheet..............................................................................................           2

Statement of Income and Deficit............................................................................           3

Statement of Cash Flows....................................................................................           4

Notes to Consolidated Financial Statements.................................................................           5

STEVEN J. ZAFFOS
CERTIFIED PUBLIC ACCOUNTANT

5 EVON DRIVE
SYOSSET, NEW YORK 11791-6311

- -------------------------------

TELEPHONE (516) 364-4028

Board of Directors and Shareholders
Apple Golf Shoes, Inc.
1 Roebling Court
Ronkonkoma, NY 11779

                          INDEPENDENT AUDITOR'S REPORT

    I have audited the accompanying balance sheet of Apple Golf Shoes, Inc. (an S Corporation) as of December 31, 1996, and the related statements of income and deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

    I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

    In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Apple Golf Shoes, Inc. at December 31, 1996, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules of cost of sales, selling expenses and administrative expenses are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

March 12, 1997

/s/ STEVEN J. ZAFFOS
- ----------------------------
Steven J. Zaffos

                             APPLE GOLF SHOES, INC.
                                 BALANCE SHEET
                            AS OF DECEMBER 31, 1996

                                          ASSETS

CURRENT ASSETS
  Cash..........................................................................  $      76
  Accounts Receivable, less allowances ($40,000)................................    706,213
  Inventory.....................................................................  1,594,454
  Other current assets..........................................................     36,158
                                                                                  ---------
TOTAL CURRENT ASSETS............................................................  2,336,901
PROPERTY AND EQUIPMENT, NET.....................................................     75,984
                                                                                  ---------
TOTAL ASSETS....................................................................  2,412,885
                                                                                  =========
                           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable..............................................................    176,362
  Accrued expenses..............................................................     11,137
  Accrued royalties.............................................................     29,388
  Income taxes payable..........................................................        325
                                                                                  ---------
TOTAL CURRENT LIABILITIES.......................................................    217,212
                                                                                  ---------

OTHER LIABILITIES
  Loans payable, related parties................................................  2,933,420
                                                                                  ---------
TOTAL OTHER LIABILITIES.........................................................  2,933,420
                                                                                  ---------
TOTAL LIABILITIES...............................................................  3,150,632
                                                                                  ---------
SHAREHOLDERS' EQUITY
  Common stock, no par, 200 shares authorized, 100 shares issued and
    outstanding.................................................................      2,000
  Retained earnings (deficit)...................................................   (739,747)
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)............................................   (737,747)
                                                                                  ---------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY........................................  2,412,885
                                                                                  =========

                 See Independent Auditor's Report and Footnotes

                             APPLE GOLF SHOES, INC.
                        STATEMENT OF INCOME AND DEFICIT
                      FOR THE YEAR ENDED DECEMBER 31, 1996

NET SALES....................................................................... $2,739,015
COST OF SALES...................................................................  1,865,830
                                                                                  ---------
GROSS MARGIN....................................................................    873,185
                                                                                  ---------
EXPENSES
  Selling.......................................................................    690,889
  Administrative................................................................    499,220
  Interest......................................................................    258,683
                                                                                  ---------
TOTAL EXPENSES..................................................................  1,448,792
                                                                                  ---------
LOSS BEFORE INCOME TAXES........................................................   (375,607)
PROVISION FOR INCOME TAXES......................................................        325
                                                                                  ---------
NET LOSS........................................................................   (575,932)
RETAINED EARNINGS (DEFICIT)
  BEGINNING OF YEAR.............................................................   (163,815)
                                                                                  ---------
  END OF YEAR...................................................................   (739,747)
                                                                                  =========

                 See Independent Auditor's Report and Footnotes

                             APPLE GOLF SHOES, INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss).....................................................................  $(575,932)

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED
 FROM OPERATING ACTIVITIES:
  Depreciation and amortization..................................................     29,824
  Provision for bad debt.........................................................     35,974

CHANGE IN ASSETS AND LIABILITIES:
  Increase in accounts receivable................................................   (502,791)
  Increase in inventory..........................................................    (65,052)
  Decrease in other assets.......................................................    226,889
  Increase in accounts payable...................................................     47,295
  Increase in accrued expenses...................................................      1,807
  Decrease in accrued royalties..................................................    (60,569)
                                                                                   ---------

TOTAL ADJUSTMENTS................................................................   (286,623)

NET CASH USED IN OPERATING ACTIVITIES............................................   (862,555)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds to affiliated company.................................................    862,472
                                                                                   ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES........................................    862,472
                                                                                   ---------

NET (DECREASE) INCREASE IN CASH..................................................        (83)

CASH BEGINNING OF YEAR...........................................................        159
                                                                                   ---------

CASH END OF YEAR.................................................................         76
                                                                                   =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Interest paid..................................................................  $ 258,683
                                                                                   =========
  Income taxes paid..............................................................  $     325
                                                                                   =========


                 See Independent Auditor's Report and Footnotes

                             APPLE GOLF SHOES, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

    Apple Golf Shoes, Inc. ("the Company") is in the business of distributing golf shoes under a license agreement with Wilson Sporting Goods Co., which expires on December 31, 2000.

NOTE 1: FINANCIAL ARRANGEMENTS

    The Company's primary source of financing is from affiliated companies, Apple Sports, Inc. and Dorson Sports, Inc. At the present time, these affiliated companies intend to continue required financing.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    a.  Inventory

    Inventories are stated at the lower of cost or market, using the first-in first-out method.

    b.  Property and equipment

    Property and equipment are carried at cost less accumulated depreciation and amortization. (See Note 3, below.)

    c.  Depreciation and amortization

    Provision for depreciation and amortization is computed on the straight line method over the estimated useful lives of the assets.

    d.  Operating lease

    Operating lease expenses are allocated on a straight-line basis, from affiliated companies, over the term of the lease. This allocation is based upon estimated square footage. (See Note 4(c)).

NOTE 3: PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost and are summarized as follows:

Warehouse fixtures................................................  $  78,120
Shoe Molds........................................................     42,600
                                                                    ---------
                                                                      120,720
Less accumulated depreciation.....................................     44,736
                                                                    ---------
Net book value....................................................  $  75,984
                                                                    =========

NOTE 4: RELATED PARTY TRANSACTIONS

    a.  Loans payable

    The Company has received certain advances from the affiliated companies. These advances are the primary source of the Company's financing. These advances bear interest at the rate charged by the lending institution.

                        See Independent Auditor's Report

                             APPLE GOLF SHOES, INC.

                               DECEMBER 31, 1996

NOTE 4: RELATED PARTY TRANSACTIONS (CONTINUED)
    The Company is a party to and a guarantor of a revolving credit agreement that the affiliated companies have with Citibank, N.A. The agreement commits Citibank, N.A. to lend up to $15 million to the affiliated companies. The outstanding balance on December 31, 1996 was $4,124,661. The terms of the credit agreement provide that interest on borrowings be at the lender's base rate. The affiliated companies are required to pay fees amounting to 1/4 of 1% per annum on the average daily unused portion of the lending commitment.

    b.  Management fees

    Management fees are paid to affiliated companies in order to cover overhead expenses. Fees are charged at a rate of 10.5% of the Company's gross sales. Management fee for 1996 amounted to $285,241.

    c.  Operating lease expense

    Operating lease expenses are allocated from affiliated companies based upon estimated square footage used to warehouse inventory and maintain office facilities. Rent expense, as allocated, for the year ending December 31, 1996 amounted to $132,764.

NOTE 5: INCOME TAXES

    The Company has elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code. Under these provisions, the Company does not pay federal corporate income tax on its taxable income. The Company has made a similar election for New York State Franchise Tax purposes. Under New York State provisions, the Company is subject to certain minimum and alternate franchise taxes. Under both federal and state provisions, the stockholders are liable for their share of income taxes based upon the Company's taxable income.

NOTE 6: SIGNIFICANT CUSTOMERS--SUPPLIERS

    (a) Customers

    The Company sells a substantial amount of goods to major national retailers and chains. These amounts represent 46.47% of total revenues. As of December 31, 1996, 40.25% of trade accounts receivable are from these customers.

    (b) Suppliers

    The company purchases ninety-nine (99%) percent of goods from one major foreign supplier.

NOTE 7: ROYALTY AGREEMENT

    Pursuant to the Company's Trademark License Agreement with Wilson Sporting Goods Inc., it is obligated to pay a stated percentage of royalties of certain net sales against minimum guarantees. The amount of royalties paid in 1996 amounted to $175,000.

                        See Independent Auditor's Report

                             APPLE GOLF SHOES, INC.

                               DECEMBER 31, 1996

NOTE 7: ROYALTY AGREEMENT (CONTINUED)
    The minimum future royalty payments under the licensing agreement are as follows:

DECEMBER 31,
- --------------------------------------------------------------------------------
  1997..........................................................................  $    200,000
  1998..........................................................................       250,000
  1999..........................................................................       300,000
  2000..........................................................................       400,000
                                                                                  ------------
                                                                                  $  1,150,000
                                                                                  ============

                        See Independent Auditor's Report

                             APPLE GOLF SHOES, INC.
                              FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                                PAGE
                                                                                                                -----
Independent Auditor's Report...............................................................................           1

Balance Sheet..............................................................................................           2

Statement of Income and Deficit............................................................................           3

Statement of Cash Flows....................................................................................           4

Notes to Financial Statements..............................................................................           5

STEVEN J. ZAFFOS
CERTIFIED PUBLIC ACCOUNTANT



5 EVON DRIVE
SYOSSET, NEW YORK 11791-6311


- -------------------------------


TELEPHONE (516) 364-4028


Board of Directors and Shareholders
Apple Golf Shoes, Inc.
1 Roebling Court
Ronkonkoma, NY 11779

                          INDEPENDENT AUDITOR'S REPORT

    I have audited the accompanying balance sheet of Apple Golf Shoes, Inc. as of December 31, 1997, and the related statements of income and deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

    I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

    In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Apple Golf Shoes, Inc. at December 31, 1997, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules of cost of sales, selling expenses and administrative expenses are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

March 3, 1998

/s/ STEVEN J. ZAFFOS
- ----------------------------
Steven J. Zaffos

                             APPLE GOLF SHOES, INC.

                                 BALANCE SHEET

                            AS OF DECEMBER 31, 1997

                                     ASSETS

CURRENT ASSETS
  Cash..........................................................................  $       0
  Accounts Receivable, less allowances ($40,000)................................    238,958
  Inventory.....................................................................  1,259,129
  Other current assets..........................................................     26,124
                                                                                  ---------
TOTAL CURRENT ASSETS............................................................  1,524,211
PROPERTY AND EQUIPMENT, NET.....................................................     46,164
                                                                                  ---------
TOTAL ASSETS....................................................................  1,570,375
                                                                                  =========

                           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accrued expenses..............................................................     23,692
  Accrued royalties.............................................................     49,996
  Income taxes payable..........................................................        325
                                                                                  ---------
TOTAL CURRENT LIABILITIES.......................................................     74,013
OTHER LIABILITIES
  Loans payable, related parties................................................  2,477,119
                                                                                  ---------
TOTAL OTHER LIABILITIES.........................................................  2,477,119
                                                                                  ---------
TOTAL LIABILITIES...............................................................  2,551,132
                                                                                  ---------
SHAREHOLDERS' EQUITY
  Common stock, no par, 200 shares authorized, 100 shares issued and
    outstanding.................................................................      2,000
  Retained earnings (deficit)...................................................   (982,757)
                                                                                  ---------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)............................................   (980,757)
                                                                                  ---------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY........................................  1,570,375
                                                                                  =========

   The accompanying notes are an integral part of these financial statements

                             APPLE GOLF SHOES, INC.

                        STATEMENT OF INCOME AND DEFICIT

                      FOR THE YEAR ENDED DECEMBER 31, 1997

NET SALES....................................................................... $2,208,676
COST OF SALES...................................................................  1,380,131
                                                                                  ---------
GROSS MARGIN....................................................................    828,545
EXPENSES
  Selling.......................................................................    404,552
  Administrative................................................................    427,358
  Interest......................................................................    239,320
                                                                                  ---------
TOTAL EXPENSES..................................................................  1,071,230
                                                                                  ---------
LOSS BEFORE INCOME TAXES........................................................   (242,685)
PROVISION FOR INCOME TAXES......................................................        325
                                                                                  ---------
NET LOSS........................................................................   (243,010)
                                                                                  ---------
RETAINED EARNINGS (DEFICIT)
  BEGINNING OF YEAR.............................................................   (739,747)
                                                                                  ---------
  END OF YEAR...................................................................   (982,757)
                                                                                  =========

   The accompanying notes are an integral part of these financial statements

                             APPLE GOLF SHOES, INC.

                            STATEMENT OF CASH FLOWS


                      FOR THE YEAR ENDED DECEMBER 31, 1997



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss).....................................................................  $(243,010)
                                                                                   ---------
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED FROM OPERATING
  ACTIVITIES:
  Depreciation and amortization..................................................     29,820
  Provision for bad debt.........................................................     (6,030)
CHANGE IN ASSETS AND LIABILITIES:
  Decrease in accounts receivable................................................    473,285
  Decrease in inventory..........................................................    335,325
  Decrease in other assets.......................................................     10,034
  Decrease in accounts payable...................................................   (176,362)
  Increase in accrued expenses...................................................     12,555
  Increase in accrued royalties..................................................     20,608
                                                                                   ---------
TOTAL ADJUSTMENTS................................................................    699,235
NET CASH PROVIDED BY OPERATING ACTIVITIES........................................    456,225
CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments to affiliated company.................................................   (456,301)
                                                                                   ---------
NET CASH USED IN FINANCING ACTIVITIES............................................   (456,301)
                                                                                   ---------
NET (DECREASE) INCREASE IN CASH..................................................        (76)
                                                                                   ---------
  CASH BEGINNING OF YEAR.........................................................         76
  CASH END OF YEAR...............................................................          0
                                                                                   =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Interest paid..................................................................  $ 239,320
                                                                                   =========
  Income taxes paid..............................................................  $     325
                                                                                   =========


   The accompanying notes are an integral part of these financial statements

                             APPLE GOLF SHOES, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

    Apple Golf Shoes, Inc. ("the Company") is in the business of distributing golf shoes under a license agreement with Wilson Sporting Goods Co., which expires on December 31, 2000.

NOTE 1: FINANCIAL ARRANGEMENTS

    The Company's primary source of financing is from affiliated companies, Apple Sports, Inc. and Dorson Sports, Inc. At the present time, these affiliated companies intend to continue required financing.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    a.  Inventory

    Inventories are stated at the lower of cost or market, using the first-in first-out method.

    b.  Property and equipment

    Property and equipment are carried at cost less accumulated depreciation and amortization. (See Note 3, below.)

    c.  Depreciation and amortization

    Provision for depreciation and amortization is computed on the straight line method over the estimated useful lives of the assets.

    d.  Operating lease

    Operating lease expenses are allocated on a straight-line basis, from affiliated companies, over the term of the lease. This allocation is based upon estimated square footage. (See Note 4(c)).

    e.  Use of Estimates

    The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3: PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost and are summarized as follows:

Warehouse fixtures................................................................  $   78,120
Shoe Molds........................................................................      42,600
                                                                                    ----------
                                                                                       120,720
Less accumulated depreciation.....................................................      74,556
                                                                                    ----------
Net book value....................................................................  $   46,164
                                                                                    ==========

                             APPLE GOLF SHOES, INC.

                               DECEMBER 31, 1997

NOTE 4: RELATED PARTY TRANSACTIONS

    a.  Loans payable

    The Company has received certain advances from the affiliated companies. These advances are the primary source of the Company's financing. These advances bear interest at the rate charged by the lending institution.

    The Company is a party to and a guarantor of a revolving credit agreement that the affiliated companies have with Citibank, N.A. The agreement commits Citibank, N.A. to lend up to $15 million to the affiliated companies. The outstanding balance on December 31, 1997 was $4,254,246. The terms of the credit agreement provide that interest on borrowings be at the lender's base rate. The affiliated companies are required to pay fees amounting to 1/4 of 1% per annum on the average daily unused portion of the lending commitment.

    b.  Management fees

    Management fees are paid to affiliated companies in order to cover overhead expenses. Fees are charged at a rate of 10.5% of the Company's gross sales. Management fee for 1997 amounted to $223,308.

    c.  Operating lease expense

    Operating lease expenses are allocated from affiliated companies based upon estimated square footage used to warehouse inventory and maintain office facilities. Rent expense, as allocated, for the year ending December 31, 1997, amounted to $134,421.

NOTE 5: INCOME TAXES

    The Company has elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code. Under these provisions, the Company does not pay federal corporate income tax on its taxable income. The Company has made a similar election for New York State Franchise Tax purposes. Under New York State provisions, the Company is subject to certain minimum and alternate franchise taxes. Under both federal and state provisions, the stockholders are liable for their share of income taxes based upon the Company's taxable income.

NOTE 6: SIGNIFICANT CUSTOMERS--SUPPLIERS

    (a) Customers

    The Company sells a substantial amount of goods to major national retailers and chains. These amounts represent 50.33% of total revenues. As of December 31, 1997, 30.86% of trade accounts receivable are from these customers.

    (b) Suppliers

    The company purchases ninety-nine (99%) percent of goods from one major foreign supplier.

NOTE 7: ROYALTY AGREEMENT

    Pursuant to the Company's Trademark License Agreement with Wilson Sporting Goods Inc., it is obligated to pay a stated percentage of royalties of certain net sales against minimum guarantees. The amount of royalties paid in 1997 amounted to $200,000.

                             APPLE GOLF SHOES, INC.

                               DECEMBER 31, 1997

NOTE 7: ROYALTY AGREEMENT (CONTINUED)
    The minimum future royalty payments under the licensing agreement are as follows:

DECEMBER 31,
------------------------------------------------------------------------------------
1998..............................................................................  $  250,000
1999..............................................................................     300,000
2000..............................................................................     400,000
                                                                                    ----------
                                                                                    $  950,000
                                                                                    ==========

NOTE 8: SUBSEQUENT EVENTS

    The Company is currently negotiating a merger arrangement with a manufacturer of children's toys. Under a letter of intent, Empire of Carolina, Inc. will acquire 100% of the Company's stock.



                                         APPLE GOLF SHOES, INC.
                                        CONDENSED BALANCE SHEET
                                             March 31, 1998
                                              (Unaudited)
                                  (In thousands except share amounts)


ASSETS
Current Assets:
  Cash                                                                                 $              --
  Accounts receivable, less allowances ($44)                                                         879
  Inventories, net                                                                                 1,479
  Prepaid expenses and other current assets                                                           25
                                                                                       -----------------
          Total current assets                                                                     2,383

Property, plant and equipment, net                                                                    39
                                                                                       -----------------
                                                                                       $           2,422
                                                                                       =================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable - trade                                                             $              62
  Other accrued liabilities                                                                          124
                                                                                       -----------------
          Total current liabilities                                                                  186
                                                                                       -----------------
Long-Term Liabilities:
  Loans payable, related parties                                                                   3,124
                                                                                       -----------------
          Total liabilities                                                                        3,310
                                                                                       -----------------

Commitments and Contingencies (Note 3)
Stockholders' Equity:
  Common stock, no par value, 200 shares authorized, 100 shares
    issued and outstanding                                                                             2
  Additional paid-in capital                                                                          --
  Deficit                                                                                           (890)
                                                                                       ------------------
          Total stockholders' equity                                                                (888)
                                                                                       ------------------

                                                                                       $           2,422
                                                                                       ==================

                  See notes to condensed financial statements.

                                    APPLE GOLF SHOES, INC.
                               CONDENSED STATEMENT OF OPERATIONS
                               Three Months Ended March 31, 1998
                                          (Unaudited)
                                (In thousands except per share)



Net Sales                                                      $   1,127

Cost of Sales                                                        765
                                                               ---------
Gross Profit                                                         362

Selling and Administrative Expense                                   211
                                                               ---------

Operating Income                                                     151

Interest expense                                                      59
                                                               ---------

Earnings Before Income Taxes                                          92
                                                               ---------

Net Income                                                     $      92
                                                               =========


                  See notes to condensed financial statements.

                             APPLE GOLF SHOES, INC.
                        CONDENSED STATEMENT OF CASH FLOWS
                        Three Months Ended March 31, 1998
                                   (Unaudited)
                                 (In thousands)

Cash Flows From Operating Activities:
Net income                                                      $        92
Adjustments to reconcile net loss to net cash used in
operating activities:
  Depreciation and amortization                                           7
  Changes in assets and liabilities                                    (746)
                                                                -----------
         Net cash used in operating activities                         (647)
                                                                -----------

Cash Flows From Financing Activities:
  Borrowings under related party loan                                   647
                                                                -----------
          Net cash provided by financing activities                     647
                                                                -----------

Net Change in Cash                                                      --

Cash, Beginning of Period                                               --
                                                                ----------
Cash, End of Period                                             $       --
                                                                ==========

Supplemental Disclosures of Cash Flow Information:
   Cash paid during the period for:
      Interest                                                          --

                  See notes to condensed financial statements.

                             APPLE GOLF SHOES, INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                        Three Months Ended March 31, 1998
                                   (Unaudited)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The consolidated condensed financial statements included herein have been prepared by the Company, without audit. Certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations; however, the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these condensed financial statements be read in conjunction with the Company's financial statements and the notes thereto included in the Proxy Statement of Empire of Carolina, Inc.

      In the opinion of management, the information contained in this report reflects all adjustments necessary to present fairly the results for the interim periods presented.

      Inventory - Inventories are stated at the lower of cost or market, using the first-in first-out method. All inventories at March 31, 1998 are finished goods.

      Property and equipment - Property and equipment are carried at cost less accumulated depreciation and amortization.

      Depreciation and amortization - Provision for depreciation and amortization is computed on the straight-line method over the estimated useful lives of the asset, or lease term if shorter.

      Operating Leases - Operating lease expenses are allocated on a straight-line basis, from affiliated companies, over the term of the lease. This allocation is based upon estimated square footage.

      Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

      Income taxes - The Company has elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code. Under these provisions, the Company does not pay federal corporate income tax on its taxable income. The Company has made a similar election for New York State Franchise Tax purposes. Under New York State provisions, the Company is subject to certain minimum and alternate franchise taxes. Under both federal and state provisions, the stockholders are liable for their share of income taxes based upon the Company's taxable income.


2. LOANS PAYABLE

      The Company has received certain advances from the affiliated companies. These advances are the primary source of the Company's financing. These advances bear interest at the rate charged by the lending institution.

      The Company is a party to and guarantor of a revolving credit agreement that the affiliated companies have with Citibank, N.A. The agreement commits Citibank, N.A. to lend up to $15 million to the affiliated companies. The outstanding balance on March 31, 1997 was $3,739,000. The terms of the credit agreement provide that interest on borrowings be at the lender's base rate. The affiliated companies are required to pay fees amounting to 1/4 of 1% per annum on the average daily unused portion of the lending commitment.

3. COMMITMENTS AND CONTINGENCIES

      Royalty agreement - Pursuant to the Company's Trademark License Agreement with Wilson Sporting Goods Co., it is obligated to pay a stated percentage of royalties of certain net sales against minimum guarantees. The Company has been approved for a five (5) year extension on the license agreement.


4.  SUBSEQUENT EVENTS

      The Company has completed the merger arrangement with a manufacturer of children's toys. Under a letter of intent, Empire of Carolina, Inc. will acquire 100% of the Company's stock. In April, a definitive share purchase agreement to acquire the stock of Apple Golf Shoes, Inc. was signed. On May 28, 1998, Empire of Carolina's shareholders approved the acquisition of Apple Golf Shoes, Inc. Closing on the acquisition is pending issuance of common stock needed to purchase the assets of Apple Golf Shoes, Inc.

      The Company has acquired a new banking facility with LaSalle National Bank and has paid off the banking facility with Citibank, N.A.

Paragraph (b).


                   EMPIRE OF CAROLINA, INC. AND SUBSIDIARIES
 INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND
                                 BALANCE SHEETS

         The following unaudited pro forma consolidated statements of operations give effect to the events as described in Item 2. The unaudited pro forma consolidated statements of operations are based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical consolidated financial statements of Apple Sports, Inc. and Apple Golf Shoes, Inc. This information should be read in conjunction with Empire's historical financial statements and schedules filed with the SEC on the Annual Report on Form 10-K for the year ended December 31, 1997, and the Quarterly Report Form 10-Q for the quarterly period ended March 31, 1998. The pro forma financial data is provided for comparative purposes only and does not purport to be indicative of the results which actually would have been obtained if the events had been effected on the date indicated or of those results which may be obtained in the future.

    The pro forma adjustments are described in the accompanying Notes to the Unaudited Pro Forma Consolidated Statements of Operations and Balance Sheets. The unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1997 assume that the events occurred as of January 1, 1997.

PURCHASE PRICE ALLOCATION

    An estimate of the purchase price allocation to individual assets and liabilities has been made on the basis of currently available information. However, adjustments to these allocations could occur during the allocation period which could alter the ultimate determination of fair value.



                   EMPIRE OF CAROLINA, INC., AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                 March 31, 1998
                       (In thousands except share amounts)

                                                                Empire of         Apple        Apple Golf      Pro Forma
                                                             Carolina, Inc.   Sports, Inc.    Shoes, Inc.     Adjustments
                                                             --------------   ------------    -----------     -----------
ASSETS
Current Assets:
  Cash and cash equivalents                                    $       3,487    $      44  $         -       $      -
  Accounts receivable, less allowances and other
    deductions                                                         9,647        4,820          879              -
  Inventories, net                                                    12,522        5,062        1,479              -
  Prepaid expenses and other current assets                              891          100           25              -
  Deferred income taxes                                                    -          340            -            (340) (1)
                                                                  ----------    ---------    ---------       ---------
          Total current assets                                        26,547       10,366        2,383            (340)

Property, plant and equipment, net                                    13,288          436           39            (475) (1)
Excess cost over fair value of net assets acquired, net               13,281          342            -          (1,393) (1)
Trademarks, patents, tradenames and licenses, net                      5,941            -            -               -
Loan receivable - related party                                            -        3,124            -          (3,124) (2)
Other noncurrent assets                                                  477            -            -               -
                                                                  ----------    ---------     --------       ---------
                                                               $      59,534    $  14,268     $  2,422       $  (5,332)
                                                                  ==========    =========     ========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Notes payable and current portion of long-term debt          $      16,418    $   3,739     $      -       $       -
  Accounts payable - trade                                            10,162          682           62               -
  Indemification obligations related to sales of
    subsidiaries                                                         919            -            -               -
  Other accrued liabilities                                            9,606          801          124             325 (1)
                                                                 -----------     --------     --------       ---------
          Total current liabilities                                   37,105        5,222          186             325
                                                                 -----------     --------     --------       ---------

Long-Term Liabilities:
  Long-term debt                                                       8,275            -           -                -
  Long-term debt - related party                                           -            -       3,124           (3,124)(2)
  Other noncurrent liabilities                                         1,676            -           -                -
                                                                 -----------     --------     -------        ----------
          Total long-term liabilities                                  9,951            -       3,124           (3,124)
                                                                 -----------     --------     -------        ----------
          Total liabilities                                           47,056        5,222       3,310           (2,799)
                                                                 ===========     ========     =======        ==========

Commitments and Contingencies
Stockholders' Equity:
  Common stock, $.10 par value, 60,000,000 shares
    authorized, shares issued and outstanding:  Historical               785            -           2              498 (1)
    - 7,849,000; Pro forma 12,849,000
  Preferred stock, $.01 par value, 5,000,000 shares
    authorized.  Issued and outstanding:  2,100,000
    shares of Series A convertible preferred stock and
    1,461 shares of Series C convertible preferred stock                  21               -        -               -
  Additional paid-in capital                                         109,282           1,000        -           4,125  (1)
  Retained earnings(deficit)                                         (97,610)          8,046     (890)         (7,156)
                                                                 -----------        --------  -------       ----------
          Total stockholders' equity                                  12,478           9,046     (888)         (2,533)
                                                                 -----------        --------  -------       ----------
                                                                    $ 59,534        $ 14,268  $ 2,422        $ (5,332)
                                                                 ===========        ========  =======        =========








                                                                               Pro
                                                                               Forma
                                                                               ------
ASSETS
Current Assets:
  Cash and cash equivalents                                                  $  3,531
  Accounts receivable, less allowances and other
    deductions                                                                 15,346
  Inventories, net                                                             19,063
  Prepaid expenses and other current assets                                     1,016
  Deferred income taxes
                                                                             --------
          Total current assets                                                 38,956

Property, plant and equipment, net                                             13,288
Excess cost over fair value of net assets acquired, net                        12,230
Trademarks, patents, tradenames and licenses, net                               5,941
Loan receivable - related party                                                     -
Other noncurrent assets                                                           477
                                                                             --------
                                                                             $ 70,892
                                                                             ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Notes payable and current portion of long-term debt                        $ 20,157
  Accounts payable - trade                                                     10,906
  Indemification obligations related to sales of
    subsidiaries                                                                  919
  Other accrued liabilities                                                    10,856
                                                                             --------
          Total current liabilities                                            42,838
                                                                             --------
Long-Term Liabilities:
  Long-term debt                                                                8,275
  Long-term debt - related party
  Other noncurrent liabilities                                                  1,676
                                                                             --------
          Total long-term liabilities                                           9,951
                                                                             --------
          Total liabilities                                                    52,789
                                                                             ========

Commitments and Contingencies
Stockholders' Equity:
  Common stock, $.10 par value, 60,000,000 shares
    authorized, shares issued and outstanding:  Historical                      1,285
    - 7,849,000; Pro forma 12,849,000
  Preferred stock, $.01 par value, 5,000,000 shares
    authorized.  Issued and outstanding:  2,100,000
    shares of Series A convertible preferred stock and
    1,461 shares of Series C convertible preferred stock                           21
  Additional paid-in capital                                                  114,407
  Retained earnings(deficit)                                                  (97,610)
                                                                            ---------
          Total stockholders' equity                                           18,103    (5)
                                                                            ---------
                                                                             $ 70,892
                                                                            =========




                   See notes to proforma financial statements.


                   EMPIRE OF CAROLINA, INC., AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    For the Three Months Ended March 31, 1998

                                                Empire of          Apple          Apple Golf       Pro Forma                 Pro
                                             Carolina, Inc.     Sports, Inc.     Shoes, Inc.      Adjustments               Forma
                                             --------------     ------------     ----------       -----------             --------
                                                                               (In thousands except per share amounts)

Net Sales                                       $ 11,896          $ 4,909          $ 1,127        $       -               $ 17,932
Cost of Sales                                     (9,391)          (3,460)            (765)                                (13,616)
                                                ---------         --------         --------       ---------                --------
Gross Profit                                       2,505            1,449              362                                   4,316
Selling and Administrative Expense                 4,493              793              211              (68)      (3)        5,429
                                                --------          --------         --------       ----------               --------
Operating Income(Loss)                            (1,988)             656              151               68                 (1,113)
Other Income(Expense):
  Interest income, dividends and net
    realized gains(losses)                             -                -                -                -                      -
  Interest expense                                  (987)             (82)             (59)               -                 (1,128)
                                                ---------         --------         --------       ---------                 -------
Total other income(expense)                         (987)             (82)             (59)               -                 (1,128)
                                                ---------         --------         --------       ---------                 -------

Loss Before Income Taxes                          (2,975)             574               92               68                 (2,241)

Income Tax Expense(Benefit)                            -              224                -             (224)      (4)            -
                                                --------          -------          -------        ----------              --------

Net loss                                        $ (2,975)           $ 350             $ 92            $ 292               $ (2,241)
                                                =========           ======         ========       ==========              =========


Loss Per Common Share -
   Basic and diluted                            $  (0.38)                                                                  $ (0.17)
                                                =========                                                                 =========

Weighted-average number of
   common shares outstanding -
   Basic and diluted                               7,849                                              5,000       (1)       12,849
                                                =========                                         ==========              =========


                   See notes to proforma financial statements.


                                                EMPIRE OF CAROLINA, INC., AND SUBSIDIARIES
                                              PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                                       Year Ended December 31, 1997

                                                     Empire of         Apple         Apple Golf       Pro Forma              Pro
                                                  Carolina, Inc.   Sports, Inc.     Shoes, Inc.      Adjustments           Forma
                                                  --------------   ------------     ------------     ------------          ------
                                                                                  (In thousands except per share amounts)

Net Sales                                                $ 99,516        $ 21,828          $ 2,209    $         -         $ 123,553
Sales Distribution Settlement                               2,400                                                             2,400
Cost of Sales                                             (87,524)        (13,723)          (1,380)             -          (102,627)
                                                          --------        --------         --------      --------          ---------
Gross Profit                                               14,392           8,105              829                           23,326
Selling and Administrative Expense                         24,863           5,059              832           (354) (3)       30,400
Restructuring and Other Charges                             3,739               -                -              -             3,739
                                                          --------       --------          -------      ---------          --------
Operating Income(Loss)                                    (14,210)          3,046               (3)           354           (10,813)
Other Income(Expense):
  Interest income, dividends and net
    realized gains(losses)                                    102             504                -              -               606
  Interest expense                                         (7,022)           (375)            (239)             -            (7,636)
                                                           --------      ---------        ---------     ---------          --------
Total other income(expense)                                (6,920)            129             (239)             -            (7,030)
                                                           --------      ---------        ---------     ---------          --------

Loss Before Income Taxes                                  (21,130)          3,175             (242)           354           (17,843)

Income Tax Expense(Benefit)                                     -           1,235                1         (1,236) (4)            -
                                                          -------        --------         ---------     ---------          --------

Net Loss                                                  (21,130)          1,940             (243)          1,590          (17,843)

Accretion of noncash preferred stock
  dividend                                                (24,645)              -                -               -          (24,645)
                                                        ----------       --------         --------      ----------        ---------
Net loss applicable to common stock                     $ (45,775)        $ 1,940           $ (243)        $ 1,590        $ (42,488)
                                                        ==========       ========         ========      ==========        =========


Loss Per Common Share -
   Basic and diluted                                    $   (6.04)                                                        $   (3.38)
                                                         =========                                                        =========

Weighted-average number of
   common shares outstanding -
   Basic and diluted                                        7,583                                            5,000 (1)       12,583
                                                            ======                                       =========        =========


                   See notes to proforma financial statements.

EMPIRE OF CAROLINA, INC. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Consolidated Statements of Operations and Balance Sheets As Of and For the Three Months Ended March 31, 1998 and For the Year Ended December 31, 1997.

1. Adjustment includes allocation of the purchase price. 5,000,000 shares of Empire's common stock will be issued (closing price of $1.125 on May 28, 1998) and closing costs are estimated at $325,000.

   The pro forma adjustments do not reflect the issuance of 1,153,846 shares of Empire common stock as additional consideration in the event that during the Adjustment Period (defined below) the closing daily market price of the Company's common stock shall not be at a price of $2.00 per share or higher for each of 45 consecutive stock trading days. The Adjustment Period is the period of time commencing on the first trading date after the date on which the registration statement of the 5,000,000 shares is declared effective and the shares are deemed fully transferable on an exchange (the "Effective Date") and ending on the first calendar anniversary of the Effective Date; provided, however, that if the Effective Date shall not have occurred within 90 days of the closing date of the Acquisition (the "Closing Date"), the Adjustment Period shall mean a period of 365 days commencing on the 91st day after the Closing Date.

2. Reflects elimination of receivable and payable between Apple Sports, Inc. and Apple Golf Shoes, Inc.

3. Reflects amortization of negative goodwill over twenty years and reversal of depreciation and goodwill previously recorded by Apple Sports, Inc.

4. Reflects the income tax benefit from the utilization of tax operating loss of Empire.

5. Book value per common share (assuming the conversion of preferred stock) is $.39 and $.49 on a historical and a pro forma basis, respectively.

Paragraph (c)


Exhibit
Number           Description
--------       --------------


 2.1              Share Purchase Agreement (1)

23.1              Letter issued by Steven J. Zaffos, dated June 12, 1998.

99                Press Release, dated June 1, 1998.

---------------

(1) Previously filed as Exhibit B to the Company's Proxy Statement filed on April 28, 1998 and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EMPIRE OF CAROLINA, INC.



                                                By  /s/ Lawrence Geller
                                                   --------------------
                                                Name:   Lawrence Geller
                                                Title:  Vice President
                                                        and General Counsel

Date: June 12, 1998

                                  EXHIBIT INDEX



     Exhibit
      Number                       Description
     -------                       -----------
       2.1           Share Purchase Agreement(1)
      23.1           Letter issued by Steven J. Zaffos, dated June 12, 1998.
        99           Press Release, dated June 1, 1998.






--------
  (1) Previously filed as Exhibit B to the Company's Proxy
  Statement filed on April 28, 1998 and incorporated by reference herein.